EXHIBIT 10.1

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN
                     (As Amended and Restated May 15, 2008)


                                   SECTION 1.
                                  DEFINITIONS
                                  -----------

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

         (b) "Award" shall mean a grant made under the Plan in the form of Options, Restricted Stock or Restricted Stock Units.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

         (e) "Committee" shall mean a Committee of two or more non-employee directors who shall be appointed by and serve at the pleasure of the Board. Each member of the Committee shall be (i) an independent director within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

         (f) The "Company" shall mean Buffalo Wild Wings, Inc., a Minnesota corporation.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         (h) "Fair  Market  Value" of a share of stock as of any date shall mean
(i) if the stock is listed on the NASDAQ Stock Market, or another established stock exchange, the closing sale price of a share of the stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the NASDAQ Stock Market, or another established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service for a share of such stock on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in good faith and in a manner consistent with Code Section 409A to be 100% of the fair market value of a share of such stock on that date.

         (i) "Option" means a right granted under the Plan to purchase a specified number of shares of Stock at a specified price per share. An Option may be either an "Incentive Stock Option" that is designated as such and granted

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in  accordance  with the  requirements  of Code Section 422, or a  "Nonqualified
Stock Option" that is any Option other than an Incentive Stock Option.


         (j) The "Participant" means (i) an employee of the Company or any Affiliate to whom an Incentive Stock Option has been granted pursuant to Section 9, or (ii) a consultant or advisor to or director, employee or officer of the Company or any Affiliate to whom any other type of Award has been granted pursuant to Section 10 or Section 17.

         (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (l) The "Plan" means the Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan, as amended from time to time, including the form of Award agreements as they may be modified by the Board or Committee from time to time. This Plan amends and restates the Buffalo Wild Wings, Inc. 1995 Stock Option Plan, formerly known as the bw-3, Inc. 1995 Stock Option Plan, and, prior to that, known as the JMS Associates, Inc. 1995 Stock Option Plan. For purposes of the ten-year period described in Section 7, this amendment and restatement shall be deemed a new stock option plan.

         (m) "Restricted Stock" means shares of Stock issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award agreement.

         (n) "Restricted Stock Unit" means a right to receive, in cash and/or shares of Stock as determined by the Committee, the Fair Market Value of a share of Stock, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award agreement.

         (o) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12).

         (p) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.
                                    PURPOSE
                                    -------

         (a) The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         (b) It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options pursuant to Section 9 of this Plan, through the granting of Nonqualified Stock Options pursuant to Section 10 of this Plan, and through the granting of Restricted Stock and Restricted Stock Unit Awards pursuant to Section 17 of this Plan. Adoption of this Plan shall be


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


and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the adoption of the Plan by the Board.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         The Plan originally became effective as of its date of adoption by the Board on April 18, 1995. The effective date of this amendment and restatement of the Plan is the date such amendment and restatement is approved by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION
                                 --------------

         (a) Except as otherwise provided in this Plan, the Plan shall be administered by the Committee, referred to as the "Administrator". The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and subject to the limitations described herein) to (i) determine, in its sole discretion, the type of Awards to be granted, the individuals to whom, and the time or times at which, Awards shall be granted, the number of shares subject to each Award, the exercise price, and the other terms and conditions of each Award; (ii) cancel or suspend an Award; (iii) accelerate the vesting or exercisability of an Award, but only in connection with a Change in Control (as defined in Section 12(c)), a Participant's death or disability, or a Participant's retirement (as may be defined under applicable Company policies); or (iv) otherwise amend the terms and conditions of any outstanding Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Award agreements (which may vary from Participant to Participant) evidencing each Award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         (b) No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members. To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to determine and administer Awards to Participants who are not subject to
Section 16 of the Exchange Act to one or more persons who are either non-employee directors or executive officers of the Company.

                                   SECTION 5.
                                  PARTICIPANTS
                                  ------------

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom Incentive Stock Options shall be granted pursuant to
Section 9 of the Plan, and those employees, officers, directors, consultants and


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advisors  of the  Company  or of any  Affiliate  to whom other  Awards  shall be granted pursuant to Sections 10 and 17 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or an Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be subject to each Award made to each such Participant.

                                   SECTION 6.
                                     STOCK
                                     -----

         (a) Subject to adjustment as provided in Section 12 of the Plan, a total of 3,900,000 shares of Stock shall be reserved and available for Awards under the Plan, all of which may be granted as Incentive Stock Options. The shares of Stock to be subject to Awards under this Plan shall consist of authorized but unissued shares of Stock. In determining the number of shares to be counted against the limit expressed above in connection with any Award made after May 15, 2008, the following rules shall apply:

                  (1) Shares that are subject to Option Awards shall be counted against the limit as one share for every one share granted.

                  (2) Shares that are subject to Restricted Stock or Restricted Stock Unit Awards shall be counted against the limit as 1.5 shares for every one share granted.

                  (3) Where the number of shares subject to the Award is variable on the date of grant, the number of shares to be counted against the limit prior to the settlement of the Award and consistent with paragraphs 6(a)(1) and (2) shall be the maximum number of shares that could be received under that particular Award.

         (b) In the event any portion of an outstanding Award under the Plan for any reason expires (including as a result of less than the maximum number of shares subject to a variable Award being issued), is terminated or forfeited prior to vesting or exercise, or is settled for cash, the shares of Stock allocable to such portion of the Award shall again be available for Awards under the Plan, and the total number of shares of Stock available for grant under
Section 6(a) shall be correspondingly increased as provided in Section 6(c). However, shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or in satisfaction of any tax withholding obligation with respect to an Award will not again become available for Awards or increase the number of shares available for grant under Section 6(a).

         (c) Each share that again  becomes  available for Awards as provided in
Section 6(b) shall increase the total number of shares available for grant under
Section 6(a) by (i) one share if such share was subject to an Option Award under the Plan, and (ii) [2.0] shares if such share was subject to a Restricted Stock or Restricted Stock Unit Award.

         (d) The aggregate number of shares of Stock subject to Options granted during any fiscal year to any one Participant shall not exceed one hundred thousand (100,000).


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

                                   SECTION 7.
                                DURATION OF PLAN
                                ----------------

         Incentive Stock Options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the amendment and restatement of this Plan as defined in Section 3. Other forms of Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until all shares of Stock subject to the Plan have been issued or until the earlier discontinuance or termination of the Plan by the Board. Any Award granted within the time frames specified above shall remain in full force and effect until the expiration of the Award as specified in the written Award agreement and shall remain subject to the terms and conditions of this Plan.

                                   SECTION 8.
                            OPTION EXERCISE PAYMENTS
                            ------------------------

         (a) Participants may pay for shares of Stock upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check (including, if permitted by the Administrator, payment under a broker-assisted sale and remittance program) or, if approved by the Administrator in its sole discretion, by delivery to the Company of previously-owned shares of Stock or by withholding shares of Stock otherwise issuable upon exercise of the Option (in either case, such shares having a Fair Market Value as of the date the Option is exercised equal to the total exercise price of the shares being purchased), or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.

         (b) With respect to payment in the form of shares of Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3 under the Exchange Act, if applicable.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

         Each Incentive Stock Option granted pursuant to this Section 9 shall be evidenced by a written Award agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares. The Option Agreement shall state the total number of shares covered by the Incentive Stock Option. An Option will constitute an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Stock with respect to which Incentive Stock Options held by a Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000, or such revised limit as may subsequently be established under Code Section 422. To the extent an Option that would otherwise be an Incentive Stock Option exceeds this limit, the Option shall be treated as a Nonqualified Stock Option.

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


         (b) Exercise Price. The exercise price at which each share of Stock subject to an Incentive Stock Option may be purchased shall be determined by the Administrator and set forth in the Option Agreement, but such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Administrator grants the Option. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

         (c) Term and Exercisability of Incentive Stock Option. The term during which any Incentive Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Code, or any successor provision, in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years from the date on which it is granted. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the Incentive Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an Incentive Stock Option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement.

         (d) Other Provisions. An Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Code or to conform to any change therein.

                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

         Each Nonqualified Stock Option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares of Stock covered by the Nonqualified Stock Option. The exercise price at which each share of Stock subject to a Nonqualified Stock Option may be purchased shall be determined by the Administrator and set forth in the Option Agreement, but such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Administrator grants the Option.

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


         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any Nonqualified Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the Nonqualified Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised; in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years from the date on which it is granted. In the event a Nonqualified Stock Option s exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement.

         (c) Other  Provisions.  The  Option  Agreement  authorized  under  this
Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.
                               TRANSFER OF AWARDS
                               ------------------

         Except as provided in this Section 11, (i) no Award may be sold, assigned, transferred or encumbered, in whole or in part, by the Participant other than by will or by the laws of descent and distribution, and (ii) during the Participant's lifetime, only the Participant (or the Participant's guardian or legal representative) may exercise an Option or receive payment with respect to any other Award. If the Participant shall attempt any transfer of any Award in violation of this Section 11, such transfer shall be void and the Award, to the extent not fully exercised or vested, shall terminate. The Administrator may, however, permit the Participant to transfer by gift any or all Nonqualified Stock Options to any "family member" (as defined by the General Instructions to Form S-8 under the Securities Act of 1933, as amended) of the Participant. Any such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to its transfer. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Option upon the death or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Option and not any transferee.


                                   SECTION 12.
             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
             -------------------------------------------------------

         (a) In the event of any merger, reorganization, consolidation, recapitalization, rights offering, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, subdivision or consolidation of shares, spin-off or similar transaction or other change in corporate structure affecting the shares of Stock or the value thereof, the Administrator shall cause equitable adjustments to be made to (i) the number and kind of shares of Stock or other securities available for future Awards under the Plan, (ii) outstanding Awards (including to the number and kind of shares of Stock or other securities to which such Awards are subject, the exercise or purchase price of such Awards and any share-based Performance Objectives (as defined in Section 17(c)(1)) applicable to such Awards), and (iii) the maximum number of shares of Stock or other securities that may be the subject of Awards of a specific type (such as Incentive Stock Options) or Awards to a single Participant. Adjustments contemplated by this
Section 12(a) shall be made taking into consideration the accounting and tax consequences, and specifically in such a manner that will not cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be

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subject to adverse tax  consequences  under Section 409A of the Code. The number of Shares subject to an Award shall always be a whole number.

         (b) Unless otherwise provided in an Award agreement, in the event of a Change in Control (as defined in Section 12(c)) of the Company, the Board may provide for one or more of the following:

                   (1) the equitable acceleration of (i) the exercisability of any outstanding Options and (ii) the vesting and corresponding lapse of the risks of forfeiture on any other Awards;

                   (2) the complete termination of this Plan, the cancellation of outstanding Options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the Options prior to the effectiveness of such Change in Control), and the cancellation of any Restricted Stock or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

                   (3) that Participants holding outstanding Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such shares on the date immediately preceding the effective date of such Change in Control over the exercise price per share of such Options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Company (or of the parent of any such corporation) by reason of such Change in Control, such shares having a Fair Market Value as of the date immediately preceding the effective date of such Change in Control equal to the amount of the cash payment provided for in this clause 12(b)(3);

                   (4) that Participants holding outstanding Restricted Stock or Restricted Stock Unit Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Change in Control, cash in an amount equal to the Fair Market Value of a share of Stock on the date immediately preceding the effective date of such Change in Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Company (or of the parent of any such corporation) by reason of such Change in Control, such shares having a Fair Market Value as of the date immediately preceding the effective date of such Change in Control equal to the amount of the cash payment provided for in this clause 12(b)(4);

                   (5) the continuance by the Company, or the assumption or replacement by the surviving or successor corporation (or its parent) in the Change in Control, of Awards that were outstanding as of the date of the Change in Control. For purposes of this clause 12(b)(5), an Award shall be considered assumed or replaced if, following the Change in Control, the Participant has received, in a manner that complies with Code Sections 424 and 409A, a comparable equity-based award that preserves the existing compensatory value of the Award at the time of the Change in Control and includes a vesting or
exercisability   schedule  that  is  the  same  as  or  more  favorable  to  the
Participant.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation. The grant of an Option or other form of Award pursuant to the Plan shall not limit in any way

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


the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         (c) Unless otherwise provided in an applicable Award agreement, a "Change in Control" for purposes of this Section 12 means:

                  (1) a merger, consolidation, statutory exchange or reorganization approved by the Company's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction;

                  (2)  any   stockholder-approved   sale,   transfer   or  other
disposition of all or substantially all of the Company's assets;

                  (3) any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the Company's securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company's stockholders;

                  (4) a change in the composition of the Board over a period of eighteen (18) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who have been Board members continuously since the beginning of such period; or

                  (5) approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

Notwithstanding anything herein stated, if any Award is determined to provide for the deferral of compensation within the meaning of Code Section 409A, a Change in Control shall be deemed to occur only if it would be deemed to constitute a change in ownership or effective control, or a change in the ownership of a substantial portion of the assets, of the Company under Code
Section 409A.

                                   SECTION 13.
                           SECURITIES LAW REQUIREMENTS
                           ---------------------------

         No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of the Company's counsel, with

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


all applicable legal requirements, including without limitation, those relating to federal and state securities laws and applicable stock exchange listing requirements.

                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER
                             -----------------------

         A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares of Stock covered by an Option or Restricted Stock Unit Award unless and until the date the Participant becomes the holder of record of the shares of Stock to which the Award relates. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date the Participant becomes the holder of record of such shares (except as otherwise provided in Section 12 of the Plan).

                                   SECTION 15.
                              AMENDMENT OF THE PLAN
                              ---------------------

         (a) The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. It will be conclusively presumed that any amendment to the Plan or any Award agreement necessary to comply with applicable law or to avoid the imposition of any additional tax under Section 409A would not operate to the material detriment of any Participant. The Company shall submit any amendment of the Plan to its shareholders for approval if the rules of the principal securities exchange on which the shares of Stock are then listed or other applicable laws or regulations require stockholder approval of such amendment. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of
Section 422 of the Code.

         (b) Except as provided in Section 12, no Option granted under the Plan may be amended to decrease the exercise price thereof, or be cancelled in conjunction with the grant of any new Option with a lower exercise price, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option, unless such action is approved by the Company's shareholders.

                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

         The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

                                   SECTION 17.
                RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
                -------------------------------------------------

         Each Restricted Stock/Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written Award agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions

         (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the applicable Award.

         (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture and other restrictions, if any, which shall apply to the shares of Stock and units covered by the applicable Award, and shall specify the timing and conditions under which such Awards shall vest and the risks of forfeiture correspondingly lapse, subject to the following limitations:

                  (1) An Award that is not subject to the satisfaction of Performance Objectives (as defined in Section 17(c)) may not fully vest earlier than three years from the date the Award was granted.

                  (2) The performance period of an Award that is subject to the satisfaction of Performance Objectives may not be shorter than one year.

The limitations in clauses (1) and (2) above will not, however, apply in the following situations: (i) an Award made to attract a key executive to join the Company; (ii) upon a Change in Control; (iii) upon termination of employment due to death or disability; (iv) Restricted Stock or Restricted Stock Units issued in exchange for other compensation; and (v) Awards issued to non-employee directors.

         (c) Performance-Based Compensation. To the extent that the Administrator determines it to be desirable to qualify Restricted Stock or Restricted Stock Unit Awards granted hereunder as "performance-based compensation" within the meaning of Code Section 162(m), the vesting of such Awards and the corresponding lapse of risks of forfeiture shall be subject to the achievement of one or more Performance Objectives established in writing by the Administrator for a specified performance period.

                  (1)  For   purposes  of  this  Section   17(c),   "Performance
Objectives" shall be limited to any one, or a combination of, the following performance criteria: (i) revenue, (ii) net income, (iii) stockholders' equity,
(iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings,
(xiii) return on investment, (xiv) department or business unit performance goals, (xv) increase in market share, (xvi) same-store sale increases, (xvii) increases in the number of store locations, (xviii) financial performance that exceeds the financial performance of the Company's peers in the industry, (xix) individual performance goals, (xx) net sales, (xxi) net earnings, (xxii) earnings before income taxes, (xxiii) earnings before interest and taxes, (xxiv) earnings before interest, taxes, depreciation and amortization, (xxv) earnings per share (basic or diluted), (xxvi) profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on net sales), (xxvii) or by the degree to which any of the foregoing earnings measures exceed a percentage of net sales; cash flow; market share; margins (including, but not limited to, one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; revenue growth; operating income; pre- or after-tax income; cash flow per share; operating assets; improvement in or attainment of expense levels or cost savings; economic value added; and improvement in or attainment of working capital levels, in all cases including, if selected by the Committee, minimum threshold, mid-level and target levels. Any Performance Objective utilized may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance, and may be expressed in terms of differing levels of achievement, such as minimum threshold, target and maximum levels.

                  (2) When establishing Performance Objectives for a performance period, the Administrator may exclude amounts or charges relating to an event or occurrence that the Administrator determines, consistent with the requirements of Code Section 162(m), should appropriately be excluded. The Administrator may also adjust Performance Objectives for a performance period to the extent permitted by Code Section 162(m) to prevent the dilution or enlargement of a Participant's rights with respect to performance-based compensation. The Administrator will determine any amount payable in connection with an Award subject to this Section 17(c) consistent with the requirements of Code Section 162(m), and may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an Award.

         (d) Issuance of Shares; Rights as Shareholder.

                  (1) With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Shares of Stock subject to a Restricted Stock Award may alternatively be evidenced by a book-entry in the name of the Participant with the Company's transfer agent, and any book entry position shall be subject to the applicable risks of forfeiture and other transfer restrictions and accompanied by a corresponding legend/instructions to the transfer agent. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

                  (2) With respect to a Restricted Stock Unit Award, as the Restricted Stock Units vest and the risks of forfeiture lapse, the Administrator shall cause to be issued to the Participant shares of Stock in satisfaction of such Restricted Stock Units within such time period after vesting as will cause such payment to qualify for the "short-term deferral" exemption under Code
Section 409A.

         (e) Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 17 shall contain such other provisions as the Administrator shall deem advisable.

         (f) Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company's income tax deduction with respect to any issuance of shares of Stock following the vesting of a Restricted Stock Unit Award would not be permitted by the application of Code Section 162(m), and the Administrator determines that as of the date the Restricted Stock Unit Award was granted a reasonable person would not have anticipated the application of Code
Section 162(m) at the time of vesting and settlement of the Restricted Stock Unit Award, the Administrator may, subject to such terms and conditions as determined by the Administrator, delay the issuance of such shares of Stock until the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will no longer be restricted due to the application of Code Section 162(m).

         (g) Limitation on Restricted Stock and Restricted Stock Units. In no event shall any Participant receive during any one fiscal year Restricted Stock and Restricted Stock Unit Awards for a number of shares of Stock that is greater than (i) 175% of the Participant's base salary in effect on the date of the grant of the Award, divided by (ii) the Fair Market Value of a share of Stock on the date of the grant of the Award.

                                   SECTION 18.
                                OTHER PROVISIONS
                                ----------------

         (a) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any compensation owed to a Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the exercise, vesting or payment of an Award to the Participant, and to require a Participant receiving shares of Stock under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those shares. In the event the Participant is required under the applicable Award agreement to pay the Company or Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit such obligations to be satisfied, in whole or in part, by the Participant's delivery of shares of Stock (including shares received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed) or by the Company or Affiliate withholding shares of Stock otherwise issuable to the Participant upon the vesting or exercise of an Award. Such shares delivered or withheld shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are then applicable. In no event may the Participant deliver or have withheld shares having a Fair Market Value in excess of such statutory minimum required tax withholding. Any election by a Participant to deliver or have withheld shares of Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election must be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 under the Exchange Act, if applicable.

         (b) Change in Status. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, nor any change in status among employee, consultant or non-employee director of the Company or its Affiliates shall be deemed a termination of employment or services for purposes of the Plan.

          (c) Code Section 409A. It is intended that (i) all Awards of Options and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from such Section 409A, and (ii) all Restricted Stock Unit Awards under the Plan will either not provide for the deferral of compensation within the meaning of such
Section 409A, or will comply with the requirements of such Section 409A, and Awards shall be structured and the Plan administered in accordance with this intent.

          (d) Choice of Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

          (e) Severability of Provisions. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.